Income Taxes	12 Months Ended
Jan. 02, 2016
Income Taxes [Abstract]
Income Taxes

NOTE D – INCOME TAXES

Income tax expense (benefit) included in income from net earnings consists of the following:

	Year ended
	2013	2014	2015

Current
Federal	$ 26,233	$ 22,362	$ 17,492
State	94	1,056	464
Foreign	9,626	16,265	32,198

Total Current	35,953	39,683	50,154

Deferred
Federal	5,507	(1,096)	(5,220)
State	(5)	(43)	(155)
Foreign	(3,898)	473	3,138

Total Deferred	1,604	(666)	(2,237)

	$ 37,557	$ 39,017	$ 47,917

The income tax provision, as reconciled to the tax computed at the federal statutory rate of 35% for 2013, 2014, and
2015, is as follows:
	Year ended
	2013	2014	2015

Federal income taxes at statutory rate	$ 40,803	$ 40,479	$ 49,906
State income taxes, net of federal tax benefit	102	653	670
Qualified production activities deduction	(1,700)	(887)	(952)
Foreign rate differential	(890)	(603)	(461)
U.S. research credit	(206)	(293)	(425)
All other, net	(552)	(332)	(821)

	$ 37,557	$ 39,017	$ 47,917

NOTE D – INCOME TAXES – CONTINUED

The significant categories of deferred taxes are as follows:
	January 3,	January 2,
	2015	2016
Deferred tax assets
Inventory	$ 3,024	$ 3,341
Accruals not currently deductible	4,427	5,892
Equity-based compensation expense	2,822	4,476
Intangible assets	10,107	9,283
Net operating losses	526	110
Accumulated other comprehensive income	-	988
Other	4,543	3,428

Gross deferred tax assets	25,449	27,518
Valuation allowance	(526)	(607)

Net deferred tax assets	24,923	26,911

Deferred tax liabilities
Depreciation/amortization	(6,171)	(6,137)
Accumulated other comprehensive income	(1,994)	-
Prepaid expenses	(1,431)	(1,566)
Intangible assets	(10,107)	(9,283)
Other	(5,473)	(4,663)

Gross deferred tax liabilities	(25,176)	(21,649)

Net deferred taxes	$ (253)	$ 5,262

The Components of deferred taxes, net on a jurisdiction basis are as follows:

	January 3,	January 2,
	2015	2016

Net current deferred tax assets	$ 9,683	$ 9,674
Net noncurrent deferred tax assets	5,933	9,844
Net current deferred tax liabilities	(5,268)	(4,434)
Net noncurrent deferred tax liabilities	(10,601)	(9,822)

Net deferred taxes	$ (253)	$ 5,262

At January 2, 2016, the Company had foreign operating loss carry forwards of approximately $384.  If these operating losses are not used, a portion of them will begin to expire in 2017.  A valuation allowance of $110 has been placed on these foreign operating loss carry forwards.  The valuation allowance is determined using a more likely than not realization criteria and is based upon all available positive and negative evidence, including future reversals of temporary differences.  A future increase or decrease in the current valuation allowance is not expected to impact the income tax provision due to the Company’s ability to fully utilize foreign tax credits associated with taxable income in these jurisdictions.

NOTE D – INCOME TAXES – CONTINUED

The Company has not recognized a deferred tax liability for the undistributed earnings of certain of its foreign operations that arose during 2015 and in prior years as the Company considers these earnings to be indefinitely reinvested. As of January 2, 2016, the undistributed earnings of these subsidiaries was $18,163.  The repatriation of these earnings would result in a tax liability to the Company of approximately $3,071.

The Company recognizes the impact of a tax position in the financial statements if that position is more likely than not of being sustained on audit, based on the technical merits of the position.  As of January 3, 2015 and January 2, 2016, the Company had no significant unrecognized tax benefits.

From time to time, the Company is subject to federal, state, and foreign tax authority income tax examinations. The Company remains subject to income tax examinations for each of its open tax years, which extend back to 2012 under most circumstances.  Certain taxing jurisdictions may provide for additional open years depending upon their statutes or if an audit is on-going.